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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

      PURSUANT TO THE REQUIREMENT SET FORTH IN RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE (18 U.S.C. SECTION 1350), MICHAEL D. PERRY, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF VITRIA TECHNOLOGY, INC., A DELAWARE CORPORATION (THE "COMPANY") HEREBY CERTIFIES THAT, TO THE BEST OF HIS KNOWLEDGE, AS FOLLOWS:

      The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004, to which this Certification is attached as Exhibit 32.2 (the "PERIODIC REPORT") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, the undersigned has set his hand hereto as of this 9th day of November, 2004.

                                    By: /s/  MICHAEL D. PERRY
                                        ----------------------------------
                                        MICHAEL D. PERRY
                                        SENIOR VICE PRESIDENT AND CHIEF
                                        FINANCIAL OFFICER

      A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. Section 1350), has been provided to Vitria Technology, Inc. and will be retained by Vitria Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Vitria Technology, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.